INVENTORIES	12 Months Ended
Dec. 31, 2025
INVENTORIES
INVENTORIES

12.    INVENTORIES

The Company’s inventories are consisted of the follows (RMB in thousands):

	As of December 31,
	2024	2025
	RMB	RMB
Raw materials	3,342,833	5,299,211
Work-in-progress	1,949,539	2,124,282
Finished goods	7,217,050	7,061,335
Total	12,509,422	14,484,828

Write-down of the carrying amount of inventory to its estimated net realizable value was RMB2,859 million, RMB3,315 million and RMB3,367 million for the years ended December 31, 2023, 2024 and 2025, respectively, and were recorded as cost of revenues in the consolidated statements of operations. Inventory write downs were mainly related to the inventories whose market value is lower than their carrying amount.

As of December 31, 2024 and 2025, inventories with net book value of RMB2,600 million and RMB 487 million were pledged as collateral for the Group’s borrowings (Note 20).